              INVESTMENT ADVISER
               Value Line, Inc.
220 East 42nd Street, New York, NY 10017-5891              ANNUAL REPORT
                                                          AUGUST 31, 1995
                  DISTRIBUTOR
           Value Line Securities, Inc.
220 East 42nd Street, New York, NY 10017-5891
                                                            VALUE LINE
                 CUSTODIAN BANK                           U.S GOVERNMENT
       State Street Bank and Trust Company                  SECURITIES
      225 Franklin Street, Boston, MA 02110                 FUND, INC.

           SHAREHOLDER SERVICING AGENT
 State Street Bank and Trust Company c/o NFDS
  P.O. Box 419729, Kansas City, MO 64141-6729

            INDEPENDENT ACCOUNTANTS
             Price Waterhouse LLP
1177 Avenue of the Americas, New York, NY 10036-2798

               LEGAL COUNSEL
           Peter D. Lowenstein, Esq.
        Two Greenwich Plaza, Suite 100
             Greenwich, CT 06830

             BOARD OF DIRECTORS
    Jean Bernhard Buttner   Leo R. Futia
      Charles E. Reed     Paul Craig Roberts
                John W. Chandler

                  OFFICERS
            Jean Bernhard Buttner
           CHAIRMAN AND PRESIDENT

              David T. Henigson
       VICE PRESIDENT, SECRETARY/TREASURER

     Charles Heebner     Robert E. Manning
      VICE PRESIDENT       VICE PRESIDENT

       Jack M. Houston    Stephen La Rosa
         ASSISTANT            ASSISTANT
     SECRETARY/TREASURER  SECRETARY/TREASURER

This report is issued for information of shareholders.                [LOGO]
It is not authorized for distribution to prospective                 VALUE LINE
investors unless preceded or accompanied by a currently             MUTUAL FUNDS
effective prospectus of the Fund (obtainable from the
Distributor).                               VLF 50694

[LOGO]   TO OUR VALUE LINE U.S. GOVERNMENT SECURITIES FUND SHAREHOLDERS
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

Your Fund's fiscal year ended August 31, 1995, comprised two sharply contrasting periods: one stormy and difficult, the other sunny and favorable to the bond markets. The first, which ended in early February, teemed with troubles. Several institutional investors experienced large and highly publicized losses from leveraged positions in complex derivative securities. News of those misadventures, coupled with the monetary authorities' unrelenting upward pressure on interest rates, resulted in substantial downward pressure on bond prices, accompanied by interest-rate volatility. The benchmark 30-year U.S. Treasury bond began the period at 7.45% and rose above 8.00% before easing slightly near the end of January.

The second, benign period got under way in early February. The Federal Reserve announced one final boost to its target for the Federal Funds rate (the rate at which banks borrow for overnight reserves). That action led to favorable bond-market developments. The yield on the 30-year Treasury bond fell from 7.93%, just a week before the announcement of the Fed's last rate increase, to 6.52% in late June. Then, following the Fed's announcement on July 6th that it was making a modest cut in the Federal Funds rate, yields declined further.

REVIEW OF PERFORMANCE AND STRATEGY

Amid the changing times your Fund maintained a conservative posture. The mix of Treasury and agency bonds and mortgage-backed securities issued by government agencies recorded a gain of 7.37% in total return for the 12 months ended August 31, 1995. Total return for the Lehman Brothers Aggregate Index was 11.30%, while that of the Lehman Brothers Government Bond Index was 10.90%. As explained in our semi-annual report, the disparity in returns resulted mainly from our efforts in late 1994 to counter the dramatic slowdown in mortgage prepayments, which could have increased the average maturity of our portfolio dangerously during a period of rapidly rising interest rates.

For the six months ended August 31, 1995, the Fund earned a total return of 6.62%, compared to 7.79% for the Lehman Brothers Aggregate Index. The Lehman Brothers Government Bond Index reported a return of 7.72% for the same period. (Total return is the sum of capital appreciation or loss and reinvested interest payments. Over longer time spans, market fluctuations tend to cancel one another out, so that, for a typical bond fund, reinvested interest accounts for virtually all of the total return.)

To meet our objective of providing maximum current income for our shareholders, we hold investments in callable bonds and mortgage-backed securities. Although such holdings support the interest income of the portfolio, they sometimes penalize short-term performance (measured by total return). For example, they perform less well over brief periods, when bond prices move sharply, than Treasuries and other non-callable bonds with similar maturities. In conformity with our mandate, all of our mortgage-backed securities are issued by agencies of the U.S. government and by government-sponsored enterprises, and all are backed by residential mortgages.

It is a continuing challenge to meet the investment objectives of our shareholders. Interest rates today are substantially below rates that obtained five years ago. As bonds mature or prepayments are received on mortgage-backed securities, funds must be reinvested at lower rates. We encourage shareholders to review the table entitled "Financial Highlights," on page 12 at the end of this report. The line "Ratio of net

      TO OUR VALUE LINE U.S. GOVERNMENT SECURITIES FUND SHAREHOLDERS
--------------------------------------------------------------------------------

investment income to average net assets" demonstrates how the decline in interest rates during the 1990s has lowered the investment return on average assets--from 8.54% in 1991 to 6.58% in 1995. This four-year period traces a sharp decline in dividends. As always, however, we continue to seek investments that afford attractive income but do not carry imprudent risks.

Your Fund's management believes that the current portfolio of government bonds and mortgage-backed securities is well structured to meet its objective of high current return without undue risk to principal. As of August 31, 1995, 15.1% of the Fund was invested in U.S. Treasury notes and bonds, 27.2% in notes and bonds issued by U.S. government agencies, 47.8% in U.S. agency securities backed by residential mortgages, and 15.0% in short-term cash equivalents.

We thank you for your continued confidence, and we look forward to serving your investment needs in the future.

                                 Sincerely,

                                 /s/ Jean Bernhard Buttner
                                 Jean Bernhard Buttner
                                 CHAIRMAN AND PRESIDENT

September 28, 1995




                          ECONOMIC OBSERVATIONS

The economy is giving off mixed signals. For example, housing activity, benefitting from earlier reductions in mortgage rates, remains quite strong, and production at the nation's factories is once more on the rise after a period of weakness during the middle months of the year. Conversely, a number of retailers are reporting soft sales, and average employment growth remains somewhat below the levels one would normally associate with a vigorous business expansion.

On balance, though, we think the current picture is more positive than not, largely because of the more favorable interest-rate structure vis-a-vis earlier in the year. Moreover, we would expect business conditions to remain relatively upbeat and for the long-running economic expansion to prove largely sustainable. All in all, we sense that the upturn, which faltered in the second quarter, as the economy grew by just 1.3%, will strengthen moderately over the final months of the year and then retain this upward bias in 1996.

Such a scenario, however, is probably not conducive to a major relaxation in Federal Reserve policies. To be sure, this moderately more positive economic tone should hardly be the lightning rod for a new round of monetary tightening. Rather, it just seems that the recent reduction in short-term interest rates will not be the opening salvo in a multi-step process. At best, we now see one or two additional rate cuts in the months ahead--barring any sudden reversal in business fortunes.

VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.




                                  [GRAPH]




              The ten-year period covered by this graph is
               from August 31, 1985, to August 31, 1995.



* PERFORMANCE DATA:


                                           1 YEAR ENDED        5 YEARS ENDED         10 YEARS ENDED
                                             6/30/95              6/30/95                6/30/95
                                           ------------        -------------         --------------
Average Annual Total Return                       7.28%                7.22%                  8.31%
Growth of an Assumed Investment of $10,000     $10,728              $14,169                 $22,213


*THE AVERAGE ANNUAL TOTAL RETURNS FOR THE ONE-, FIVE-, AND TEN-YEAR PERIODS
 ENDED AUGUST 31, 1995, WERE 7.37%, 7.21%, AND 8.18%, RESPECTIVELY. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE PERFORMANCE. THE AVERAGE ANNUAL TOTAL RETURN AND GROWTH OF AN ASSUMED INVESTMENT OF $10,000 INCLUDE DIVIDENDS REINVESTED AND CAPITAL GAINS DISTRIBUTIONS ACCEPTED IN SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTMENT, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ITS ORIGINAL COST.

VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

SCHEDULE OF INVESTMENTS                                          AUGUST 31, 1995
--------------------------------------------------------------------------------

  PRINCIPAL                                                                                 MATURITY
   AMOUNT                                                                    COUPON           DATE         VALUE
------------------------------------------------------------------------------------------------------------------
              U.S. TREASURY OBLIGATIONS (15.1%)

$  5,000,000  U.S. Treasury Notes                                              5.875%        3/31/99  $  4,976,555
  16,000,000  U.S. Treasury Notes                                              7.75          1/31/00    17,024,976
  16,000,000  U.S. Treasury Notes                                              7.125         2/29/00    16,654,976
------------                                                                                          ------------
  37,000,000  TOTAL U.S. TREASURY OBLIGATIONS
------------  (COST $38,284,844)                                                                       38,656,507
                                                                                                      ------------
              U.S. GOVERNMENT AGENCY OBLIGATIONS (75.1%)

              FEDERAL NATIONAL MORTGAGE ASSOCIATION (36.4%)
  10,500,000  +Federal National Mortgage Association Notes                      5.22          7/10/98   10,234,224
   7,000,000   Federal National Mortgage Association Notes                      5.30         12/10/98    6,801,410
   5,000,000   Federal National Mortgage Association Notes                      7.00          8/11/99    5,067,940
   8,441,464   Federal National Mortgage Association REMIC Trust 1993-180 SB    2.774 (1)(3)  9/25/00    7,407,384
   6,000,000   Federal National Mortgage Association Notes                      5.45         10/10/03    5,603,772
   5,000,000   Federal National Mortgage Association Notes                      7.37          4/14/04    5,042,670
   6,600,000   Federal National Mortgage Association REMIC Trust 1992-G13 PH    7.00         11/25/20    6,488,625
   8,260,155   Federal National Mortgage Association REMIC Trust 1992-G31 W     8.00          9/25/21    8,337,594
   5,192,187   Federal National Mortgage Association MBS Pool #312298           9.50         12/01/21    5,536,170
   5,000,000   Federal National Mortgage Association REMIC Trust 1993-G9 K      7.25          5/25/22    4,887,500
   6,290,805   Federal National Mortgage Association REMIC Trust 1993-2 H      16.00          1/25/23    8,162,320
   9,571,433   Federal National Mortgage Association REMIC Trust 1994-107 F     5.87  (1)     4/25/23    9,098,843
   1,770,851   Federal National Mortgage Association REMIC Trust 1993-99 SD     7.547 (1)(3)  4/25/23    1,601,514
  10,370,000   Federal National Mortgage Association REMIC Trust 1993-162 C     3.00          8/25/23    8,736,725
------------                                                                                          ------------
  94,996,895  TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
------------  (COST $94,081,184)                                                                        93,006,691
                                                                                                      ------------


              FEDERAL HOME LOAN MORTGAGE CORPORATION (18.8%)
   5,000,000  Federal Home Loan Mortgage Corporation Notes                      7.91          3/17/99    5,010,505
   5,000,000 *Federal Home Loan Mortgage Corporation C004-A1 (TBA)              7.00                *    4,956,250
   3,260,767  Federal Home Loan Mortgage Corporation 1476 K                     6.25         12/15/07    3,167,020
   4,273,632  Federal Home Loan Mortgage Corporation 1561 S                     8.116 (1)(3)  8/15/08    3,728,743
   5,000,000  Federal Home Loan Mortgage Corporation 141 C                      9.30          9/15/20    5,210,940
   5,000,000  Federal Home Loan Mortgage Corporation 1379 G                     7.50          4/15/21    5,040,625
   8,362,000  Federal Home Loan Mortgage Corporation 1255 G                     7.50          7/15/21    8,437,785
   6,229,333  Federal Home Loan Mortgage Corporation 1775 G                     9.50         11/15/23    6,774,400
   6,161,460  Federal Home Loan Mortgage Corporation 1760 VD                    5.87 (1)      2/15/24    5,864,939
------------                                                                                         -------------
  48,287,192  TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION
------------  (COST $47,749,813)                                                                        48,191,207
                                                                                                     -------------

                                      5


VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------------------------------------------

  PRINCIPAL                                                                                 MATURITY
   AMOUNT                                                                    COUPON           DATE         VALUE
------------------------------------------------------------------------------------------------------------------

              FEDERAL HOME LOAN BANK (6.7%)
 $ 5,000,000  Federal Home Loan Bank Notes                                      6.54%         8/03/98  $ 4,992,560
   7,000,000  Federal Home Loan Bank Notes                                      7.14          5/20/99    7,060,410
   5,000,000  Federal Home Loan Bank Notes                                      8.25          2/23/00    5,059,165
------------                                                                                          ------------
  17,000,000  TOTAL FEDERAL HOME LOAN BANK
------------  (COST $17,081,250)                                                                        17,112,135
                                                                                                      ------------

              TENNESSEE VALLEY AUTHORITY (5.8%)
   5,000,000  Tennessee Valley Authority Series "A"                             6.375         6/15/05    4,922,780
  10,000,000  Tennessee Valley Authority                                        6.235         7/15/45    9,996,600
------------                                                                                          ------------
  15,000,000  TOTAL TENNESSEE VALLEY AUTHORITY
------------  (COST $14,925,940)                                                                        14,919,380
                                                                                                      ------------

              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (5.4%)
   9,502,863  Government National Mortgage Association II
               Adjustable Rate Mortgage Pool #8855                              6.125 (2)  10/20/21      9,603,831
   3,985,011  Government National Mortgage Association Project
------------   Loan Pool #262847                                               10.25        9/15/23      4,266,452
                                                                                                      ------------
  13,487,874  TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
------------  (COST $13,702,620)                                                                        13,870,283
                                                                                                      ------------

              RESOLUTION TRUST CORPORATION SECURITIES (2.0%)
   5,000,000  Resolution Trust Corporation 1992-5 A-6                           9.238       5/25/26      5,162,500
------------                                                                                          ------------
   5,000,000  TOTAL RESOLUTION TRUST CORPORATION
------------  (COST $5,081,250)                                                                          5,162,500
                                                                                                      ------------

 193,771,961  TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
------------  (COST $192,622,057)                                                                      192,262,196
                                                                                                      ------------

 230,771,961  TOTAL INVESTMENTS (90.2%)
------------  (COST $230,906,901)                                                                      230,918,703
                                                                                                      ------------


                                       6

VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

                                                                AUGUST 31, 1995
------------------------------------------------------------------------------------------------------------------
  PRINCIPAL
   AMOUNT                                                                                               VALUE
------------------------------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENTS (15.0%)
              REPURCHASE AGREEMENT (11.1%)
              (INCLUDING ACCRUED INTEREST)

$ 28,500,000  Collateralized by $22,870,000 U.S. Treasury Bonds, 9.25%,
               due 2/15/16, with a value of $29,129,730. (With State
               Street Bank and Trust Company, N.A., 5.80%, dated
               8/31/95, due 9/1/95, delivery value $28,504,592.)                                      $ 28,504,592

              U.S. GOVERNMENT AGENCY OBLIGATIONS (3.9%)
  10,000,000  Federal National Mortgage Association Discount Notes,
------------   Zero Coupon, Effective Yield 5.68%, due 9/18/95                                           9,973,178
                                                                                                      ------------
  38,500,000  TOTAL SHORT-TERM INVESTMENTS
------------   (COST $38,477,770)                                                                       38,477,770
                                                                                                      ------------
              EXCESS OF LIABILITIES OVER
               CASH AND OTHER ASSETS (-5.2%)                                                           (13,392,693)
                                                                                                      ------------
              NET ASSETS (100.0%)                                                                     $256,003,780
                                                                                                      ------------
                                                                                                      ------------
              NET ASSET VALUE, OFFERING AND REDEMPTION
               PRICE PER OUTSTANDING SHARE ($256,003,780 DIVIDED BY 22,697,777
               SHARES OF CAPITAL STOCK OUTSTANDING)                                                        $ 11.28
                                                                                                      ------------
                                                                                                      ------------


  (1) Floating Rate Mortgage Backed Security--Resets Monthly (rate in effect on 8/31/95).

  (2) Adjustable Rate Mortgage Obligation--Resets Annually (rate in effect on 8/31/95).

  (3) Inverse Floater--Floating Rate Mortgage Backed Security whose interest rate fluctuates in the opposite direction from general market rates (Rate in effect on 8/31/95).

   * TBA--Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal amount and the maturity will be determined upon settlement.

   + A portion of this security has been segregated for settlement of a TBA position.

                                               SEE NOTES TO FINANCIAL STATEMENTS

VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.


STATEMENT OF ASSETS
AND LIABILITIES
AT AUGUST 31, 1995
-----------------------------------------------------------

ASSETS:
Investment securities at value
 (Cost--$230,906,901)                         $ 230,918,703
Short-term investments
 (Cost--$38,477,770)                             38,477,770
Cash                                                 70,394
Interest receivable                               1,904,970
Receivable for capital shares sold                   64,405
                                               ------------
  TOTAL ASSETS                                  271,436,242
                                               ------------
LIABILITIES:
Payable for securities purchased                 14,923,837
Payable for capital shares repurchased              231,472
Accrued expenses:
 Advisory fee                                       108,635
 Other                                              168,518
                                               ------------
  TOTAL LIABILITIES                              15,432,462
                                               ------------
NET ASSETS:
Capital stock, at $1 par value (authorized
 100,000,000, outstanding 22,697,777
 shares)                                         22,697,777
Additional paid-in capital                      278,392,726
Undistributed investment income--net              3,287,557
Accumulated net realized loss on
 investments                                    (48,386,082)
Unrealized net appreciation of investments           11,802
                                               ------------
  NET ASSETS                                  $ 256,003,780
                                               ------------
                                               ------------
  NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER
   OUTSTANDING SHARE
   ($256,003,780 DIVIDED BY 22,697,777
   SHARES OUTSTANDING)                              $ 11.28
                                               ------------
                                               ------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED
AUGUST 31, 1995
-----------------------------------------------------------

INVESTMENT INCOME:
Interest income                                $ 20,537,434
                                               ------------
EXPENSES:
Advisory fee                                      1,414,604
Transfer agent fees                                 170,254
Postage                                              50,573
Auditing and legal fees                              47,133
Custodian fees                                       45,428
Printing and stationery                              38,046
Registration and filing fees                         35,761
Telephone and wire charges                           30,421
Insurance, dues, and other                           21,684
Directors' fees and expenses                         11,636
                                               ------------
  TOTAL EXPENSES                                  1,865,540
                                               ------------
INVESTMENT INCOME--NET                           18,671,894
                                               ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS--NET:
  Realized Loss--Net                            (21,392,006)

  Change in Unrealized Appreciation/
  Depreciation                                   20,178,999
                                               ------------
NET REALIZED LOSS AND CHANGE IN NET
 UNREALIZED APPRECIATION/DEPRECIATION
  ON INVESTMENTS                                 (1,213,007)
                                               ------------
NET INCREASE IN NET ASSETS
 FROM OPERATIONS                               $ 17,458,887
                                               ------------
                                               ------------


                                               SEE NOTES TO FINANCIAL STATEMENTS

VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 1995, AND 1994
--------------------------------------------------------------------------------

                                                                 1995           1994
                                                            ------------     ------------
OPERATIONS:
 Investment income--net                                     $ 18,671,894     $ 27,850,933
 Realized loss on investments--net                           (21,392,006)     (25,645,494)
 Change in unrealized appreciation (depreciation)             20,178,999      (37,015,568)
                                                            ------------     ------------
 Net increase (decrease) in net assets from
  operations                                                  17,458,887      (34,810,129)
                                                            ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 Investment income--net                                      (18,519,083)     (32,217,539)
 Realized gain from investment transactions--net                  --          (11,348,796)
                                                            ------------     ------------
                                                             (18,519,083)     (43,566,335)
                                                            ------------     ------------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from sale of shares                                 24,282,328      102,436,868
 Proceeds from reinvestment of distributions to
  shareholders                                                14,937,817       36,542,534
 Cost of shares repurchased                                 (121,634,092)    (177,836,272)
                                                            ------------     ------------
 Decrease from capital share transactions                    (82,413,947)     (38,856,870)
                                                            ------------     ------------
Total Decrease                                               (83,474,143)    (117,233,334)

NET ASSETS:
 Beginning of year                                           339,477,923      456,711,257
                                                            ------------     ------------
 End of year                                                $256,003,780     $339,477,923
                                                            ------------     ------------
                                                            ------------     ------------

Undistributed investment income--net, at end of year         $ 3,287,557     $  3,134,746
                                                            ------------     ------------
                                                            ------------     ------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A) SECURITY VALUATION. Where market quotations are readily available, portfolio securities are valued at the midpoint between the latest available and representative asked and bid prices, or, when stock-exchange valuations are used, at the latest quoted sale price as of the close of business of the New York Stock Exchange on the valuation date. The Fund values mortgage-backed securities other than GNMA's (Government National Mortgage Association) on the basis of valuations provided by dealers in such securities. Some of the general factors that may be considered by the dealers in arriving at such valuations include the fundamental analytical data relating to the security and an evaluation of the forces

VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

that influence the market in which these securities are purchased and sold. Determination of values may involve subjective judgment, as the actual market value of a particular security can be established only by negotiation between the parties in a sales transaction. The values for GNMAs and agency debentures are determined on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data in determining valuations. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Other assets and securities for which market valuations are not readily available will be valued at fair value as the Board of Directors may determine.

(B) REPURCHASE AGREEMENTS. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) FEDERAL INCOME TAXES. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements, and to distribute all of its income and capital gains to its shareholders. Therefore, no Federal income-tax or excise-tax provision is required.

(D) SECURITY TRANSACTIONS AND RELATED INCOME. Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities transactions are determined using the identified-cost method, and interest income is accrued as earned. In computing net investment income, the Fund amortizes premiums and discounts on securities owned. The Fund purchases stripped mortgage-backed securities at premiums and discounts. The Fund amortizes such premiums on interest-only securities using the yield-to-maturity method. Cash is received based on the stated coupon rate, and interest income is earned based on the security's effective yield-to-maturity. When the Fund purchases principal-only securities, although no interest payments are received, the discounts are accrued using the yield-to-maturity method based on the effective yield-to-maturity of the security.

2. CAPITAL SHARE TRANSACTIONS, DIVIDENDS, AND DISTRIBUTIONS TO SHAREHOLDERS Transactions in capital stock were as follows:

                                      1995          1994
                                  -----------   -----------
Shares sold                         2,227,119     8,175,160

Shares issued to shareholders
 in reinvestment of dividends
 and distributions                  1,377,208     2,944,724
                                  -----------   -----------
                                    3,604,327    11,119,884
Shares repurchased                (11,213,352)  (14,800,945)
                                  -----------   -----------
Net decrease                       (7,609,025)   (3,681,061)
                                  -----------   -----------
Dividends per share                   $.70000      $ .93509
                                  -----------   -----------
                                  -----------   -----------
Distributions per share
 from net realized gains              $  --        $ .33077
                                  -----------   -----------
                                  -----------   -----------

VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

                                                                 AUGUST 31, 1995
--------------------------------------------------------------------------------

Dividends and distributions to shareholders are recorded on the ex-dividend date.

In June 1995, the Fund's Board of Directors declared a dividend from net investment income of $.17 per share payable on September 19, 1995, to shareholders of record on September 13, 1995.

3. PURCHASES AND SALES OF SECURITIES
Purchases and sales of investment securities, excluding short-term investments, were as follows:
                                            1995
                                       -------------
PURCHASES:

U.S. Treasury Obligations               $ 54,753,594
U.S. Government Agency Obligations
   and Other Investment Securities       434,312,523
                                       -------------
                                        $489,066,117
                                       -------------
                                       -------------
SALES AND REDEMPTIONS:

U.S. Treasury Obligations               $ 61,629,990

U.S. Government Agency Obligations
   and Other Investment Securities       498,845,274
                                       -------------
                                        $560,475,264
                                       -------------
                                       -------------


At August 31, 1995, the aggregate cost of investment securities and short-term investments for Federal income tax purposes was $269,384,671. The aggregate appreciation and depreciation of investments at August 31, 1995, based on a comparison of investment values and their costs for Federal income-tax purposes, was $2,693,085 and $2,681,283 respectively, resulting in a net appreciation of $11,802.

For Federal income-tax purposes, the Fund had a net capital-loss carryover at August 31, 1995, of approximately $40,236,000 that will expire in the year 2003. Realized losses incurred after October 31, if so elected by the Fund, are deemed to arise on the fist day of the following fiscal year. The Fund incurred and elected to defer losses of approximately $8,151,000. To the extent future capital gains are offset by such capital losses, the Fund does not anticipate distributing any such gains to the shareholders.

4. INVESTMENT ADVISORY CONTRACT, MANAGEMENT FEES, AND TRANSACTIONS WITH
AFFILIATES
An advisory fee of $1,414,604 was paid or payable to Value Line, Inc. (the Adviser), the Fund's investment adviser, for the year ended August 31, 1995. This was computed at the rate of 1/2 of 1% of the Fund's average daily net assets during the period and was paid monthly.

The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment, and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses. If the aggregate expenses of the Fund, other than taxes, interest, brokerage commissions and extraordinary expenses, exceed the expense limitation imposed by any state in which the Fund sells its shares, the advisory fee will be reduced by the amount of such excess, or the amount of such excess will be refunded. No such reimbursement was required for the year ended August 31, 1995. During the year ended August 31, 1995, the Fund paid the Adviser $3,780 for printing services.

Certain officers and directors of the Adviser and its subsidiary, Value Line Securities, Inc. (the Fund's distributor and a registered broker/dealer), are also officers and a director of the Fund.

The Adviser and/or affiliated companies and the Value Line, Inc. Profit Sharing and Savings Plan at August 31, 1995, owned 136,398 shares of the Fund's capital stock, representing 0.6% of the outstanding shares.

VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


Per-share data for a share of capital stock outstanding throughout each year:


                                                       YEAR ENDED AUGUST 31,
                                            ------------------------------------------------
                                             1995       1994      1993      1992      1991
                                            --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF YEAR            $11.20    $13.44    $13.06    $12.39    $11.82
                                            --------  --------  --------  --------  --------

 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                         .74       .82       .93       .88       .93
   Net gains or losses on securities
    (both realized and unrealized)               .04     (1.80)      .44       .68       .64
                                            --------  --------  --------  --------  --------
 Total income (loss) from investment
  operations                                     .78      (.98)     1.37      1.56      1.57
                                            --------  --------  --------  --------  --------
 LESS DISTRIBUTIONS:
  Dividends from net investment income          (.70)     (.93)     (.89)     (.89)    (1.00)
  Distributions from capital gains               --       (.33)     (.10)      --        --
                                            --------  --------  --------  --------  --------
 Total distributions                            (.70)    (1.26)     (.99)     (.89)    (1.00)
                                            --------  --------  --------  --------  --------
NET ASSET VALUE, END OF YEAR                  $11.28    $11.20    $13.44    $13.06    $12.39
                                            --------  --------  --------  --------  --------
                                            --------  --------  --------  --------  --------
TOTAL RETURN                                    7.37%    -7.87%    11.07%    13.11%    13.96%
                                            --------  --------  --------  --------  --------
                                            --------  --------  --------  --------  --------
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (in thousands)      $256,004  $339,478  $456,711  $424,330  $336,523
Ratio of operating expenses to average
 net assets                                      .66%      .63%      .61%      .64%      .64%
Ratio of net investment income to average
 net assets                                     6.58%     6.58%     7.29%     7.47%     8.54%
Portfolio turnover rate                          193%      100%      169%      130%       79%





                                               SEE NOTES TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF THE VALUE LINE U.S. GOVERNMENT
SECURITIES FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Value Line U.S. Government Securities Fund, Inc. (the "Fund") at August 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1995, by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York

October 23, 1995

                        THE VALUE LINE FAMILY OF FUNDS
--------------------------------------------------------------------------------

1950 -- THE VALUE LINE FUND seeks long-term growth of capital along with modest current income by investing substantially all of its assets in common stocks or securities convertible into common stock.

1952 -- THE VALUE LINE INCOME FUND'S primary investment objective is income, as high and dependable as is consistent with reasonable growth. Capital growth to increase total return is a secondary objective. The Fund invests substantially all of its assets in common stocks or securities convertible into common stock.

1956 -- THE VALUE LINE SPECIAL SITUATIONS FUND seeks to obtain long-term growth of capital by investing not less than 80% of its assets in "special situations." No consideration is given to achieving current income.

1972 -- VALUE LINE LEVERAGED GROWTH INVESTORS' sole investment objective is to realize capital growth by investing substantially all of its assets in common stocks. The Fund may borrow up to 50% of its net assets to increase its purchasing power.

1979 -- THE VALUE LINE CASH FUND, a money market fund, seeks high current income consistent with preservation of capital and liquidity.

1981 -- VALUE LINE U.S. GOVERNMENT SECURITIES FUND seeks maximum income without undue risk to principal. Under normal conditions, at least 80% of the value of its assets will be invested in issues of the U.S. Government and its agencies and instrumentalities.

1983 -- VALUE LINE CENTURION FUND seeks long-term growth of capital as its sole objective by investing primarily in stocks ranked 1 or 2 by Value Line for year-ahead relative performance. The Fund is available to investors only through the purchase of Guardian Investor, a tax deferred variable annuity, or Value Plus, a variable life insurance policy.

1984 -- THE VALUE LINE TAX EXEMPT FUND seeks to provide investors with maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: a Money Market Portfolio and a High-Yield Portfolio.

1985 -- VALUE LINE CONVERTIBLE FUND seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986 -- VALUE LINE AGGRESSIVE INCOME TRUST seeks to maximize current income by investing in high-yielding, lower-rated, fixed-income securities.

1987 -- VALUE LINE NEW YORK TAX EXEMPT TRUST seeks to provide New York taxpayers with maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal.

1987 -- VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST invests in stocks, bonds and cash equivalents according to computer trend models developed by Value Line. The objective is to professionally manage the optimal allocation of these investments at all times. The Fund is available to investors only through the purchase of the Guardian Investor, a tax deferred variable annuity, or Value Plus, a variable life insurance policy.

1992 -- THE VALUE LINE ADJUSTABLE RATE U.S. GOVERNMENT SECURITIES FUND seeks high current income consistent with low volatility of principal by investing primarily in adjustable rate U.S. Government securities.

1993 -- VALUE LINE SMALL-CAP GROWTH FUND invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993 -- VALUE LINE ASSET ALLOCATION FUND seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the correct asset mix.

--------------------------------------------------------------------------------
FOR MORE COMPLETE INFORMATION ABOUT ANY OF THE VALUE LINE FUNDS, INCLUDING CHARGES AND EXPENSES, SEND FOR A PROSPECTUS FROM VALUE LINE SECURITIES, INC., 220 EAST 42ND STREET, NEW YORK, NEW YORK 10017-5891 OR CALL 1-800-223-0818,
24 HOURS A DAY, 7 DAYS A WEEK. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.